UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2003

Habersham Bancorp

(Exact name of registrant as specified in charter)

Georgia	0-13153	58-1563165

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1980, Historic Hwy. 441 North, Cornelia, GA	30531

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (706) 778-1000

(Former name or former address, if changed since last report)

Item 5. Other Events

     On September 23, 2003, Habersham Bancorp announced that Thomas A. Arrendale, Jr. was named Chairman Emeritus, Gus Arrendale, III, was elected to serve as Chairman, Calvin R. Wilbanks was elected to serve as Vice Chairman, and Michael L. Owen was elected to serve on the Habersham Bank Board of Directors.

     The foregoing summary description is qualified in its entirety by reference to the press release, which is attached as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 23, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HABERSHAM BANCORP

Dated: October 13, 2003	By:	/s/ Edward D. Ariail

	Name:	Edward D. Ariail

	Title:	President

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 23, 2003.

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